Exhibit 10.21

Execution Version

LIMITED CONSENT, WAIVER AND SIXTEENTH AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT

This LIMITED CONSENT, WAIVER AND SIXTEENTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of August 5, 2019, among ONE WATER MARINE HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), certain subsidiaries of Holdings, as borrowers (collectively “Companies”, and together with Holdings, the “Credit Parties”), GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as administrative agent and as collateral agent (in such capacities, “Agent”), and the undersigned Lenders (as defined below).  Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, Companies, Holdings, Agent and the financial institutions party thereto as lenders (“Lenders”) are parties to that certain Credit and Guaranty Agreement dated as of October 28, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, Lenders have made Loans to Companies and provided certain other credit accommodations to Companies;

WHEREAS, Companies have advised Agent and Lenders that (i) Holdings and 651 S. FEDERAL HIGHWAY, LLC, a Delaware limited liability company (“651 LLC”, and together with Holdings, “Seller”) desire to sell (such sale, the “SunTrust Disposition”) for cash (such cash proceeds, the “SunTrust Proceeds”) certain assets (referred to herein collectively as the “SunTrust Property”) to OWM MARY ESTHER FL LANDLORD, LLC, a Delaware limited liability company (“Mary Esther”), OWM POMPANO BEACH FL LANDLORD, LLC, a Delaware limited liability company (“Pompano”), OWM ISLAMORADA FL LANDLORD, LLC, a Delaware limited liability company (“Islamorada”), and OWM CANTON GA LANDLORD, LLC, a Delaware limited liability company (“Canton”, and together with Mary Esther, Pompano and Islamorada, “Buyers”, and each a “Buyer”), respectively, pursuant to that certain Purchase and Sale Agreement dated on or about the date hereof (the “SunTrust Disposition Agreement”), a draft of which has been provided to Agent in substantially final form, by and among Seller, Buyers and other Persons party thereto, (ii) the SunTrust Disposition is prohibited by Section 6.9 of the Credit Agreement, (iii) Companies desire to leaseback the SunTrust Property pursuant to those certain Lease Agreements dated on or about the date hereof (the “SunTrust Lease Agreements”), drafts of which have been provided to Agent in substantially final form together with substantially final drafts of the guaranties and all other documentation relating thereto (collectively, the “SunTrust Lease Documents”), by and among the Buyers, as landlords, and certain of the Companies, as tenants (the transactions described in this clause (iii), the “SunTrust Leaseback”), (iv) the SunTrust Leaseback is prohibited by Section 6.11 of the Credit Agreement, (v) Holdings and ONE WATER ASSETS & OPERATIONS, LLC, a Delaware limited liability company (“OWAO”, together with Holdings, in their capacities as guarantors, the “SunTrust Guarantors”, and each a “SunTrust Guarantor”), desire to guaranty the Lease Agreements pursuant to those certain Lease Guaranties dated on or about the date hereof (the “SunTrust Guaranties”), drafts of which has been provided to Agent in substantially final form, by and among the SunTrust Guarantors and the other Persons party thereto, and (vi) the SunTrust Guaranties are restricted by Sections 6.1 and 6.8 of the Credit Agreement;

WHEREAS, Companies have advised Agent and Lenders that the following Events of Default have occurred (collectively, the “Specified Defaults”):

(a)       Companies failed to timely deliver to Wells Fargo Commercial Distribution Finance, LLC (“CDF”) its annual and quarterly financial reporting due under Sections 9.1(a)(i) and 9.1(a)(ii) of that certain Fourth Amended and Restated Inventory Financing Agreement dated as of June 14, 2018 (as amended prior to the date hereof, the “IFA”) by and among the Companies, CDF and the lenders party thereto, in respect of the periods ending December 31, 2018 and March 31, 2019, respectively, each of which constituted an event of default under Section 13(b) of the IFA resulting in an Event of Default under Section 8.1(b)(iii) of the Credit Agreement.

(b)       Companies made misrepresentations that the financial information contained in its annual and quarterly reporting delivered to CDF on January 28, 2019 and April 30, 2019, in respect of the periods ending December 31, 2018 and March 31, 2019, respectively, was true and correct in all respects, which misrepresentations constituted an event of default under Section 13(b) of the IFA resulting in an Event of Default under Section 8.1(b)(iii) of the Credit Agreement.

(c)         Companies failed to provide notice to Agent and the Lenders of the above-listed Events of Default as required pursuant to Section 5.1(f) of the Credit Agreement, which failure constitutes an Event of Default under Section 8.1(c) of the Credit Agreement.

(d)         Companies failed to satisfy certain of the requirements listed on Schedule 5.17 of that certain Fifteenth Amendment to Credit and Guaranty Agreement dated as of May 3, 2019 by and among Holdings, Companies, Agent and Lenders on or before the dates specified for such requirements resulting in Events of Default under Section 8.1(c) of the Credit Agreement.

WHEREAS, Companies have requested that Agent and Lenders agree to (i) consent to the SunTrust Disposition, (ii) consent to the SunTrust Leaseback, (iii) release the SunTrust Property from the Liens under the Credit Documents, (iv) waive the Specified Defaults and (v) amend certain other terms and provisions of the Credit Agreement, in each case, as more particularly described in this Amendment; and

WHEREAS, subject to the terms and conditions set forth herein, the undersigned Lenders have agreed to Companies’ requests as set forth in this Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Holdings, Companies, Agent and the undersigned Lenders hereby agree as follows:

SECTION 1.       Limited Consent and Waiver.  Subject to the satisfaction or waiver in writing of each of the conditions set forth in this Section 1 and in Section 4 below and in reliance on the representations, warranties, covenants and agreements set forth in this Amendment, Agent and Lenders hereby consent to the SunTrust Disposition and the SunTrust Leaseback and waive the Specified Defaults; provided that each of the following conditions (collectively, the “Closing Conditions”) is satisfied:

(a)      the SunTrust Disposition and the SunTrust Leaseback are consummated concurrently on or prior to August 9, 2019, in substantial accordance with each of the SunTrust Disposition Agreement and SunTrust Lease Documents and neither the SunTrust Disposition Agreement nor any of the SunTrust Lease Documents have been modified, amended or waived in a manner adverse to the interests of the Lenders;

(b)      on or prior to the date the SunTrust Disposition and the SunTrust Leaseback are consummated, , the Credit Parties shall have delivered to Agent a certificate, in form and substance satisfactory to Agent, that each of the conditions set forth herein to the consummation of the SunTrust Disposition and the SunTrust Leaseback have been satisfied; and

(c)        the Credit Parties shall satisfy the requirements of Section 5.11 of the Credit Agreement with respect to the SunTrust Lease Agreements.

The consent and waiver described in this Section 1 is limited solely to (i) Section 6.9 of the Credit Agreement with respect to the SunTrust Disposition; (ii) Section 6.11 of the Credit Agreement with respect to the SunTrust Leaseback, (iii) Sections 8.1(b)(iii) and 8.1(c) of the Credit Agreement with respect to the Specified Defaults and (iv) Sections 6.1 and 6.8 of the Credit Agreement with respect to the SunTrust Guaranties, and nothing contained herein shall be deemed a consent to, or waiver of, any other action or inaction of Holdings or Companies which constitutes (or would constitute) a violation of any provision of the Credit Agreement or any other Credit Document.  Notwithstanding anything to the contrary in the Credit Agreement or any other Credit Documents from and after the closing of the SunTrust Leaseback until the termination, waiver, or release of the SunTrust Guarantors, such SunTrust Guarantor’s obligations shall be deemed not constitute “Indebtedness” or “Consolidated Total Debt” for any purpose under the Credit Agreement.  Neither the Lenders nor Agent shall be obligated to grant any future waivers, consents or amendments with respect to any other provision of the Credit Agreement or any other Loan Document.  Without limiting the foregoing, if the SunTrust Disposition and/or the SunTrust Leaseback is consummated without satisfying any of the conditions in this Section 1 any such event shall constitute an immediate Event of Default under Section 8.1(c) of the Credit Agreement, unless the specific failure is agreed to, waived or otherwise consented to in writing by Agent.

SECTION 2.       Release of SunTrust Property.  The undersigned Lenders authorize Agent to release the SunTrust Property from all Liens under the Credit Documents, concurrently with the consummation of the SunTrust Disposition and SunTrust Leaseback.  Agent hereby agrees to grant such release, under documents to the reasonable satisfaction of Buyer and, provided that each of the Closing Conditions is satisfied concurrently with the effectiveness of such release.

SECTION 3.        Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended as follows:

3.1.        Additional Definitions.  Section 1.1 of the Credit Agreement shall be amended to add each of the following definitions to such section in appropriate alphabetical order:

“Qualified IPO” means the issuance by Holdings or any direct or indirect parent company of Holdings of its common Capital Stock (other than Disqualified Stock) (and the contribution of any proceeds of such issuance to the Companies) in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission on terms satisfactory to Agent and Lenders.

“Sixteenth Amendment” means that certain Limited Consent, Waiver and Sixteenth Amendment to Credit and Guaranty Agreement dated as of August 5, 2019.

“SunTrust Leaseback” has the meaning assigned to such term in the Sixteenth Amendment.

“SunTrust Proceeds” has the meaning assigned to such term in the Sixteenth Amendment.

3.2.        Deleted Definition. The definition of “GSSLH” contained in Section 1.1 of the Credit Agreement is hereby deleted.

3.3.        Restated Definitions. The definition of the following term contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“GS” means (a) GSSLG, and (b) any affiliate of Goldman Sachs & Co. LLC, including GSSLG and its predecessors in interest, in each case solely to the extent such Person described in this definition is a Lender hereunder.

3.4.        Amendment to Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by amending and restating the second sentence of the definition of “Consolidated Adjusted EBITDA”  to read in full as follows:

Notwithstanding the foregoing, (w) Consolidated Adjusted EBITDA shall be adjusted as set forth in Section 6.8(e) for all purposes under this Agreement other than for purposes of calculating Consolidated Excess Cash Flow, (x) for all purposes other than for purposes of calculating Consolidated Excess Cash Flow, any calculation of Consolidated Adjusted EBITDA from and after the closing date of the SunTrust Leaseback shall include an adjustment reducing Consolidated Adjusted EBITDA by the “run rate” additional cash rent expense that would have accrued during the relevant period if the SunTrust Leaseback was closed at the beginning of such period, (y) for all purposes, Consolidated Adjusted EBITDA attributable to SSAO shall be reduced by a percentage equal to the percentage interest that the Mack Stock represents in SSAO and (z) for all purposes, Consolidated Adjusted EBITDA attributable to BAO shall be reduced by a percentage equal to the percentage interest that the BMI Stock represents in BAO.

3.5.        Amendment to Section 1.2 of the Credit Agreement.  Section 1.2 of the Credit Agreement is hereby amended by inserting the following sentence immediately after the last sentence of the current Section 1.2 of the Credit Agreement:

Notwithstanding the foregoing, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to any change in accounting treatment of “operating” and “capital” leases scheduled to become effective for fiscal years beginning after December 15, 2018 as set forth in the Accounting Standards Update No. 2016-02, Leases (Topic 842), issued by the Financial Accounting Standards Board in February 2016, or any similar publication issued by the Financial Accounting Standards Board in connection therewith, in each case if such change would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) was not required to be so treated under GAAP as in effect prior to December 15, 2018.

3.6.        Amendments to Section 2.11 of the Credit Agreement.  Clause (a) of Section 2.11 of the Credit Agreement is hereby amended by (a) replacing the word “or” appearing immediately before subclause (ii) of Section 2.11(a) with “;”; (b) inserting a new subclause (iii) of Section 2.11(a) immediately before the semi-colon appearing at the end of existing clause (ii) of Section 2.11(a) to read in full as follows: “; or (iii) solely with respect to the SunTrust Proceeds (which may only be reinvested pursuant to subclauses (ii) and (iii) of this Section 2.11(a)), for purposes of funding a Qualified IPO or related transactions within one hundred twenty days after receipt of the SunTrust Proceeds” and (c) inserting the phrase “(other than the SunTrust Proceeds, which may be retained in any Credit Parties’ Deposit Accounts)” immediately after the phrase “in an escrow account” appearing in the first sentence of Section 2.11(a).

3.7.        Replacement of Appendixes to Credit Agreement.  Appendix A-1 and Appendix B of the Credit Agreement are each hereby amended and restated in their respective entireties as Appendix A-1 and Appendix B attached hereto, respectively.

3.8.        Replacement of Schedules to Credit Agreement.  Schedules 1.1(a) and 4.13(b) of the Credit Agreement are each hereby amended and restated in their respective entireties as Schedules 1.1(a) and 4.13(b), attached hereto, respectively.

SECTION 4.        Conditions Precedent.  The amendments contained in Section 3 hereof and the consent and waiver contained in Section 1 hereof, in each case, shall become effective on the date on which all of the following conditions precedent have been satisfied:

4.1.        Credit Agreement Amendment.  Agent shall have received counterparts of this Amendment duly executed and delivered (which may be by email, facsimile or other electronic transmission (e.g., “.pdf”)) by Companies, Holdings and each Lender.

4.2.        SunTrust Disposition and SunTrust Leaseback Closing.  The closing of the SunTrust Disposition and the SunTrust Leaseback shall have occurred in accordance with this Amendment.

4.3.        Officer’s Closing Certificate.  Agent shall have received a certificate from an Authorized Officer to the effect that:

(a)       each representation and warranty of each Credit Party contained in this Amendment and each Credit Document is true and correct in all material respects as of the date hereof (except (i) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects);

(b)       no injunction or other restraining order has been issued and no hearing to cause an injunction or other restraining order to be issued is pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the borrowing contemplated hereby;

(c)       no event, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect has occurred since December 31, 2017;

(d)      each Credit Party has received all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the effectuation of the transactions contemplated by this Amendment and the Credit Documents and each of the foregoing is in full force and effect and in form and substance reasonably satisfactory to Agent; and

(e)        no event has occurred and is continuing or would result from the consummation of the borrowing contemplated hereby that would constitute an Event of Default or a Default.

4.4.        Officer’s Certificates; Other Documents.  Agent shall have received in respect of each Credit Party on or prior to the date hereof (i) sufficient copies of each Organizational Document as Agent shall request, in each case certified by an Authorized Officer of such Credit Party and, to the extent applicable, certified as of such date or a recent date prior thereto by the appropriate Governmental Authority or a certification made by such Authorized Officer that there have been no changes with respect to such matters since the date of the most recent Organizational Documents delivered to Agent; (ii) signature and incumbency certificates of the officers of each Credit Party executing this Amendment and the other Credit Documents to which it is a party or a certification made by such Authorized Person that there have been no changes with respect to such matters since the date of the most recent incumbency certificates delivered to Agent; (iii) resolutions of the board of directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of the SunTrust Disposition Agreement, the SunTrust Lease Documents, this Amendment and the other Credit Documents to which it is a party, certified as of such date by an appropriate Authorized Officer as being in full force and effect without modification or amendment; and (iv) a good standing certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to such certification date.

4.5.       Fees and Expenses.  Companies shall have paid to Agent and the Lenders (i) the fees payable on the date hereof referred to in Section 2.8(d) of the Credit Agreement (as amended hereby) and (ii) all fees and reimbursements due and owing to Agent or the Lenders in connection with this Amendment including, without limitation, all reasonable fees and expenses incurred by Agent (including, without limitation, reasonable and documented fees and expenses of counsel to Agent) in the preparation, execution, review and negotiation of this Amendment and any other related documents for which Companies shall have been invoiced by Agent prior to the date hereof.

4.6.        Absence of Defaults.  After giving effect to the limited waiver set forth in Section 1, no Default or Event of Default shall have occurred that is continuing after giving effect to this Amendment, the SunTrust Disposition and the SunTrust Leaseback.

4.7.       Floorplan Lenders.  The requisite lenders under any Approved Floorplan Financing shall have (i) consented to or otherwise permitted the SunTrust Disposition and the SunTrust Leaseback and this Amendment pursuant to amendments of and/or consents under the Approved Floorplan Financing Documents that are in form and substance satisfactory to Agent and Requisite Lenders in their respective sole discretion and (ii) waived any events of default under any Approved Floorplan Financing Documents in form and substance satisfactory to Agent and Requisite Lenders in their respective sole discretion.

4.8.       No Litigation.  On the date hereof, there shall not exist any action, suit, investigation, litigation or proceeding, hearing, or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of Agent, singly or in the aggregate, materially impairs this Amendment, the financing thereof or any of the other transactions contemplated by the Credit Documents, or that could have a Material Adverse Effect.

4.9.        Other Documents.  Agent shall have received any other documents or agreements reasonably requested by Agent in connection herewith.

SECTION 5.        Representations and Warranties.  In order to induce Agent and the undersigned Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to Agent and each Lender that:

5.1.        Accuracy of Representations and Warranties.  After giving effect to the limited waiver set forth in Section 1, each representation and warranty of each Credit Party contained in this Amendment and the Credit Documents is true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).

5.2.        Due Authorization.  The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party.

5.3.        No Conflicts.  The execution, delivery and performance by each Credit Party of this Amendment shall not: (a) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries; (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Agent, on behalf of Secured Parties); or (d) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries.

5.4.       Validity and Binding Effect.  This Amendment constitutes the valid and binding obligations of each Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

5.5.        Absence of Defaults.  No Default or Event of Default has occurred that is continuing.

5.6.       No Defense.  No Credit Party has any defenses to payment, counterclaims or rights of set-off with respect to the Obligations on the date hereof or any defenses to the validity, enforceability or binding effect against such Credit Party of the Credit Documents to which it is a party to or any Liens intended to be created thereby.

5.7.        Review and Construction of Documents.  Each Credit Party (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained in this Amendment, and (c) has executed this Amendment of its own free will and volition.  Furthermore, each Credit Party acknowledges that (i) this Amendment shall be construed as if jointly drafted by the Credit Parties and the Lenders, and (ii) the recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

SECTION 6.       Post-Closing Covenants.  The Companies shall, and shall cause each of the Credit Parties to, satisfy the requirements listed on Schedule 5.17 attached hereto, on or before the date specified for such requirements or such later date to be determined by Agent, and the deadlines set forth for such requirements in any Loan Document entered into prior to the date hereof shall be deemed extended and replaced by the deadlines set forth in such Schedule 5.17.

SECTION 7.        Miscellaneous.

7.1.        Reaffirmation of Credit Documents and Liens.  All of the terms and provisions of the Credit Agreement and any other Credit Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed.  Each Credit Party hereby reaffirms the Liens securing the Obligations until the Obligations have been paid in full, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

7.2.        Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

7.3.       Counterparts.  This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument.  Delivery of a counterpart by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed original counterpart.

7.4.        COMPLETE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5.        Release.  Companies and each other Credit Party on their own behalf and on behalf of their predecessors, successors, heirs, legal representatives and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the date hereof, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Agent, any other Secured Party or any of their officers, directors, employees, agents, attorneys or representatives, or against any of their respective predecessors, successors or assigns (each of the foregoing, collectively, the “Released Parties”).  Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties from any and all claims, causes of action, demands and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has relating in any way to any event, circumstance, action or failure to act by the Released Parties through the date of this Amendment.

7.6.       No Implied Waivers.  No failure or delay on the part of Agent or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.7.        Arms-Length/Good Faith.  This Amendment has been negotiated at arms-length and in good faith by the parties hereto.

7.8.       Interpretation.  Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.  The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

7.9.       Severability.  In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

7.10.      Credit Document.  Each Credit Party acknowledges and agrees that this Amendment is a Credit Document.

7.11.      Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

COMPANIES:	SINGLETON ASSETS & OPERATIONS, LLC LEGENDARY ASSETS & OPERATIONS, LLC SOUTH FLORIDA ASSETS & OPERATIONS, LLC
651 S FEDERAL HIGHWAY, LLC

	By:	/s/ Philip Austin Singleton, Jr.
	Name:	Philip Austin Singleton, Jr.
	Title:	Manager

BOSUN’S ASSETS & OPERATIONS, LLC
ONE WATER ASSETS & OPERATIONS, LLC
SOUTH SHORE LAKE ERIE ASSETS & OPERATIONS, LLC

	By:	/s/ Philip Austin Singleton, Jr.
	Name:	Philip Austin Singleton, Jr.
	Title:	CEO

SUNDANCE LAUDERDALE REALTY, INC.

	By:	/s/ Philip Austin Singleton, Jr.
	Name:	Philip Austin Singleton, Jr.
	Title:	President

MIDWEST ASSETS & OPERATIONS, LLC

By: One Water Assets & Operations, LLC, its Manager

	By:	/s/ Philip Austin Singleton, Jr.
	Name:	Philip Austin Singleton, Jr.
	Title:	CEO

HOLDINGS:	ONE WATER MARINE HOLDINGS, LLC

	By:	/s/ Philip Austin Singleton, Jr.
	Name:	Philip Austin Singleton, Jr.
	Title:	CEO

Signature Page to
Limited Consent, Waiver and Sixteenth Amendment to Credit and Guaranty Agreement
One Water Marine Holdings, LLC

AGENT:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as Agent

	By:	/s/ Greg Watts
	Name:	Greg Watts
	Title:	Senior Vice President

Signature Page to
Limited Consent, Waiver and Sixteenth Amendment to Credit and Guaranty Agreement
One Water Marine Holdings, LLC

LENDER:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as Lender

	By:	/s/ Greg Watts
	Name:	Greg Watts
	Title:	Senior Vice President

Signature Page to
Limited Consent, Waiver and Sixteenth Amendment to Credit and Guaranty Agreement
One Water Marine Holdings, LLC

LENDER:	OWM BIP INVESTOR, LLC, as Lender

	By:	/s/ John Troiano
	Name:	John Troiano
	Title:	Manager

Signature Page to
Limited Consent, Waiver and Sixteenth Amendment to Credit and Guaranty Agreement
One Water Marine Holdings, LLC

APPENDIX A-1

TO CREDIT AND GUARANTY AGREEMENT

Revolving Commitments

Lender	Revolving Commitment	Pro Rata Share
Goldman Sachs Specialty Lending Group, L.P.	$3,308,823.53	66.1764706%
OWM BIP Investor, LLC	$1,691,176.47	33.8235294%
Total	$5,000,000.00	100%

APPENDIX B

TO CREDIT AND GUARANTY AGREEMENT

Notice Addresses

ONE WATER ASSETS & OPERATIONS, LLC

SINGLETON ASSETS & OPERATIONS, LLC

LEGENDARY ASSETS & OPERATIONS, LLC

SOUTH FLORIDA ASSETS & OPERATIONS, LLC

SUNDANCE LAUDERDALE REALTY, INC.

ONE WATER MARINE HOLDINGS, LLC

MIDWEST ASSETS & OPERATIONS, LLC

SOUTH SHORE LAKE ERIE ASSETS & OPERATIONS, LLC

6275 Lanier Islands Parkway
Buford, Georgia 30518
Attention:  Philip Austin Singleton, Jr., CEO
Telecopier:  (678) 541-6301

GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P.,
as Agent, Collateral Agent, Lender and Lead Arranger

Goldman Sachs Specialty Lending Group, L.P.
2001 Ross Avenue
Suite 2800
Dallas, Texas 75201
Attention:  One Water Marine Holdings, Account Manager
Email:                            and

OWM BIP Investor, LLC,
as a Lender

c/o The Beekman Group
489 Fifth Avenue, 19th Floor
New York, New York 10017
Attention:  John Troiano and James Clippard
Facsimile: (646) 502-3333

with a copy (which shall not constitute notice) to:

Akerman LLP
350 East Las Olas Boulevard
Fort Lauderdale, Florida 33301
Attention: David Birke, Esq.
Telecopier: (305) 982-5606

Schedule 1.1(a)

Certain Material Real Estate Assets

The following is a list of all fee‑owned Real Estate Asset having a fair market value in excess of $200,000 as of the date of the acquisition thereof:

Complete Address (including county)	Whether Improved or Unimproved	If Improved, Type of Improvements	Use of Property	Approximate Value
19300 S. Tamiami Trail Fort Myers, FL 33908 (Lee County)	Improved	Sales offices, service and parts warehouse	Marina Mike’s retail sale of new and used boats in Fort Myers, FL	$1,200,000
102 Mastic Street Islamorada, FL 33036 (Monroe County)	Improved	Marina apartments and other storage	Caribee Boat Sales & Marina storage and additional marina property	$1,897,000

The following is a list of all Leasehold Properties other than those with respect to which the aggregate payments under the term of the lease are less than $35,000 per annum, and any other Real Estate Asset that Requisite Lenders have determined is material to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Holdings or any Subsidiary.

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
3977 Highway 59 South Gulf Shores, AL 36542 (Baldwin County)	Legendary Marine Alabama, LLC 4100 Legendary Dr. Suite 200 Destin, FL 32541	Improved	Showroom & sales offices
Legendary Marine (Gulf Shores) –
Retail sale of new boats in Gulf Shores, Alabama
pursuant to that Lease Agreement, dated August 1, 2014, subject to its Assignment to LAO, dated October 1, 2014, and subject to Addendum No. 1, dated July 1, 2015

28791 US Highway 98 Daphne, AL 36526 (Baldwin County)	A Proper Wash, LLC 145 Highpoint Dr. Gulf Breeze, FL 32561	Improved	Showroom & sales offices	Sunrise Marine of Alabama – Retail sale of new boats in Gulf Shores, Alabama pursuant to that Lease Agreement, dated November 1, 2016
486 Parker Creek Marina Road Equality, AL 36026 (Coosa County)	WillAnn, LLC 7280 Hwy 49 South Dadeville, AL 36853	Improved	Storage space, service garage, marine store	SMG Parker Creek – Service department, merchandise store & boat storage on Lake Martin in Alabama (no boat sales) pursuant to that Commercial Lease Agreement, dated July 24, 2014
15904 Hwy 231-431 N. Hazel Green, AL 35750 (Madison County)	Rambo HG Properties, LLC 17 Lake Forest Blvd SE Huntsville, AL 35824	Improved	Showroom & sales offices	Rambo (Huntsville) – Retail sale of new boats near Huntsville, Alabama pursuant to that Lease Agreement, dated July 1,2015
10396 Highway 280 East Westover, AL 35185 (Shelby County)	Rambo BHM Properties, LLC 17 Lake Forest Blvd SE Huntsville, AL 35824	Improved	Showroom & sales offices	Rambo (Birmingham) – Retail sale of new boats near Birmingham, Alabama pursuant to that Lease Agreement, dated July 1,2015

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
1-acre parcel adjacent to: 10396 Highway 280 East Westover, AL 35185 (Shelby County)	Rambo BHM Properties, L.L.C. 17 Lake Forest Blvd SE Huntsville, AL 35824	Un- improved	N/A	Rambo (Birmingham) – storage of boat inventory for retail sale at the adjacent lot near Birmingham, Alabama pursuant to that Lease Agreement, dated July 1, 2015
7280 Highway 49 South Dadeville, AL 36853 (Tallapoosa County)	WillAnn, LLC 7280 Hwy 49 South Dadeville, AL 36853	Improved	Showroom, sales offices & storage	SMG Blue Creek Marina – Retail sale of new boats on Lake Martin in Alabama pursuant to that Commercial Lease Agreement, dated July 24, 2014
5792 Highway 49 South Dadeville, AL 36853 (Tallapoosa County)	Lord Genesh, Inc. 1402 Hwy 31 Bay Minette, AL 36507	Un- improved	N/A - (trailer office used)	SMG Used Boat Supercenter (Lake Martin) – Retail sale of pre-owned boats near Lake Martin in Alabama pursuant to that Lease Agreement, dated March 16, 2017
3829 Thomas Drive Panama City, FL 32408 (Bay County)	3829 Thomas Drive, LLC 4471 Legendary Dr. Destin, FL 32541	Improved	Showroom & sales offices	Legendary Marine (Panama City) – Old retail sale of new boats in Panama City, Florida pursuant to that Lease Agreement, dated April 1, 2017
4009 Thomas Drive Panama City, FL 32408 (Bay County)	4009 Thomas Drive, LLC 4471 Legendary Dr. Destin, FL 32541	Improved	Showroom & sales offices	Legendary Marine (Panama City) – New retail sale of new boats in Panama City, Florida pursuant to that Lease Agreement, dated April 1, 2016

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
491 South Federal Hwy Pompano Bch, FL 33062 (Broward County)	LAC Marine Corp. 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Improved	Showroom & sales offices	SunDance Marine (Pompano Beach) – Retail sale of new and pre-owned boats in Pompano Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016
2660 Northeast 16th St. Pompano Bch, FL 33062 (Broward County)	MMJC Realty, LLC 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Improved	Docks and slips	SunDance Marine (Pompano Beach) – In-water new, pre-owned and brokered boat access in Pompano Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016
2051 Griffin Road Ft Lauderdale, FL 33312 (Broward County)	2051 Griffin Road, LLC 2200 N 30 Rd Hollywood, FL 33021	Improved	Service building and storage
SunDance Marine (Ft. Lauderdale) –
Full service department and storage on water in Ft. Lauderdale, Florida pursuant to that Lease Agreement, dated November 14, 2014, subject to addendum, dated February 10, 2016

801 NE Third St. or 821 NE Third St. Dania Beach, FL 33004 (Broward County)	Harbour Towne Marina, LLC c/o Westrec Marina Mgmt., Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Retail office suite and marina slips	Grande Yachts (Dania Beach / Ft. Lauderdale) – new boat sales location in Ft. Lauderdale, Florida pursuant to that Lease, dated March 1, 2017
2600 N. Federal Hwy. Lighthouse Pt, FL 33064 (Broward County)	OBYS Holdings, LLC 821 SW Pine Tree Ln. Palm City, FL 34990	Improved	Showroom & sales offices	Ocean Blue Yacht Sales Retail sale of new boats in Broward Co., Florida pursuant to that Lease Agreement, dated February 1, 2019.

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
84 W. Airport Blvd. Pensacola, FL 32503 (Escambia County)	84 W. Airport, LLC 2629 Del Mar Dr. Gulf Breeze, FL 32563	Improved	Showroom & sales offices	Legendary Marine (Pensacola) – Retail sale of new boats in Pensacola, Florida pursuant to that Lease Agreement, dated October 13, 2016.
16171 Pine Ridge Rd. Unit B3-1 Ft. Myers, FL 33908 (Lee County)	Ozinus Pine Ridge, LLC 12481 Brantley Common Ft. Myers, FL 33907	Improved	Storage	Marina Mike’s - Ft. Myers (storage warehouse) – pursuant to that Lease Agreement, dated June 15, 2017
3301 NE Indian River Dr. Jensen Beach, FL 34957 (Martin County)	Sundance Marine Dixie, Inc. 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Un-improved	Parking lot
SunDance Marine (Jensen Beach) –
Retail sale of new boats and service department on water in Jensen Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016, which covers both:
   3301 NE Indian River Dr.
   Jensen Beach, FL 34957
     &
   3321 NE Indian River Dr.
   Jensen Beach, FL 34957

3321 NE Indian River Dr. Jensen Beach, FL 34957 (Martin County)	Indian River Drive, Inc. 1719 SE 13th St. Ft. Lauderdale, FL 33316 & 1325 East Lake Dr. Ft. Lauderdale, FL 33316	Improved	Showroom, sales offices and marina
SunDance Marine (Jensen Beach) –
Retail sale of new boats and service department on water in Jensen Beach, Florida pursuant to that Lease Agreement, dated February 1, 2016, which covers both:
   3301 NE Indian River Dr.
   Jensen Beach, FL 34957
     &
   3321 NE Indian River Dr.
   Jensen Beach, FL 34957

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
420 S.W. Federal Hwy. Stuart, FL 34994 (Martin County)	DB South Florida Properties, LLC 821 SW Pine Tree Ln. Palm City, FL 34990	Improved	Showroom and sales offices	Ocean Blue Yacht Sales Retail sale of new boats in Martin Co., Florida pursuant to that Lease Agreement, dated February 1, 2019.
9595 NW 7th Avenue Miami, FL 33150 (Miami-Dade County)	Ibanez Investment Group, Inc. P.O. Box 614417 North Miami, FL 33261	Improved	Showroom & sales offices	SunDance Marine (Miami) – Retail sale of new boats in Miami, Florida pursuant to that Lease Agreement, dated June 10, 2016
2550 S. Bayshore Dr. Coconut Grove, FL 33133 (Miami-Dade County)	Aligned Bayshore Marina, LLC 2550 S. Bayshore Dr. Coconut Grove, FL 33133	Improved	Retail office space	Grande Yachts (Miami)- new boat sales location in Miami, Florida pursuant to that Lease Agreement, dated September 3, 2017
4601 Legendary Marina Drive Destin, FL 32541 (Okaloosa County)	LYC Destin, LLC 4100 Legendary Dr. Suite 200 Destin, FL 32541	Improved	Showroom, sales offices & storage	Legendary Marine (Destin) – Retail sale of new boats, full service & boat storage on water in Destin, Florida pursuant to that Lease Agreement, dated October 1, 2014
2620 Lakeshore Dr. Riviera Beach, FL 33404 (Palm Beach County)	Riviera Beach SMI, LLC 17330 Preston Rd. Suite 220A Dallas, TX 75252	Improved	Showroom, sales offices
Ocean Blue Yacht Sales
Retail sale of new boats in Palm Beach County, Florida
pursuant to that Lease Agreement, dated September 7, 2017, which Ocean Blue Yacht Sales assigned, with Landlord’s consent, on February 25, 2019

1095 N. Hwy A1A Jupiter, FL 33477 (Palm Beach County)	Jupiter Inlet Marina, LLC 1095 N. Hwy A1A Jupiter, FL 33477	Improved	Slip & sales office	Grande Yachts (Jupiter Inlet) – pursuant to that Lease Agreement, dated May 17, 2017

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
9300 Emerald Coast Parkway Miramar Bch, FL 32550 (Walton County)	Sandestin Investments, LLC c/o Sandestin Real Estate 9300 Emerald Coast Pkwy Miramar Beach, FL 32550	Improved	Bait & tackle shop
Legendary Marine (Miramar Beach) –
350 sq. ft. shack selling bait and tackle in Sandestin’s Baytown Marina in Miramar, Florida (no boats sales; intended to cross-market sales at other locations)
pursuant to that Lease Agreement, dated March 1, 2016

5820 Lake Oconee Pkwy Greensboro, GA 30642 (Greene County)	Boats with Gusto, LLC 5820 Lake Oconee Pkwy Greensboro, GA 30642	Improved	Showroom	SMG at Lake Oconee – Retail sale of new boats near Lake Oconee in Georgia pursuant to that Lease Agreement, dated October 13, 2014
5529 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	AnnWill, LLC 7280 Hwy 49 South Dadeville, AL 36853	Improved	Showroom & sales offices	Cobalt Boats of Atlanta (Lake Lanier) – Retail sale of new boats near Lake Lanier in Georgia pursuant to that Commercial Lease Agreement, dated July 24, 2014
adjacent to preceding prop. McEver Road Buford, GA 30518 (Hall County)	CBD Investments, LLC Two Ravinia Dr. Ste. 850 Atlanta, GA 30346	Un-improved	N/A	Cobalt Boats of Atlanta (Lake Lanier) – Inventory storage for Cobalt Boats of Atlanta above (no boat sales) pursuant to that Lease Agreement, dated August 8, 2014

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	PS Marinas I, LP c/o Westrec Marina Management, Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Showroom, sales offices & marina
Yacht Center of Lake Lanier Islands –
Yacht sales on Lake Lanier in Georgia
pursuant to that Lease Agreement, dated March 1, 2010, as amended May 31, 2012, as amended April 15, 2013, as amended July 24, 2015, subject to assignment, dated October 1, 2016

6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	PS Marinas I, LP c/o Westrec Marina Management, Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Corporate offices	Yacht Center of Lake Lanier Islands – Yacht sales on Lake Lanier in Georgia pursuant to that Lease Agreement, dated April 1, 2017
6700 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Holiday Marina, LLC c/o Westrec Marina Management., Inc. 16633 Ventura Blvd. 6th Floor Encino, CA 91436	Improved	Service garage & parts storage	Lazy Days at Holiday Marina – on-water boat service on Lake Lanier, in Georgia pursuant to that Lease Agreement, dated July 1, 2016
6275 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Linda C. Singleton, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Corporate office & service garage	OWMH Corp. Headquarters (Lake Lanier) – corporate offices and used-boat reconditioning near Lake Lanier in Georgia (no boat sales) pursuant to that Commercial Lease Agreement, dated July 24, 2014

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
3149 Shoreland Dr. Buford, GA 30518 (Hall County)	Blue Creek Marina, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales offices	SMG Used Boat Supercenter (Lake Lanier) – Retail sale of pre-owned boats near Lake Lanier in Georgia pursuant to that Commercial Lease Agreement, dated July 24, 2014
6516 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Lawrence Sosnow & Sharon Sosnow 5563 Brendlynn Dr. Suwannee, GA 30024	Improved	Sales office	American Boat Brokers (Lake Lanier) – Retail sale of pre-owned boats near Lake Lanier in Georgia pursuant to that Lease Agreement, dated March 31, 2015
45 Bartlett Ferry Road Fortson, GA 31808 (Harris County)	Sing Properties, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales offices	SMG Lake Harding – Retail sale of pre-owned boats near Lake Harding in Georgia pursuant to that Commercial Lease Agreement, dated May 1, 2015
2540 E. Highway 90 Bronston, KY 42518 (Pulaski County)	Jimmy and Ruth Troxtell 228 Club House Dr. Monticello, KY 42633	Improved	Service building and storage	Lookout Marine – Full service department and storage near Lake Cumberland in Kentucky pursuant to that Lease Agreement, dated June 1, 2016
6590 S. Highway 27 Somerset, KY 42501 (Pulaski County)	Jimmy and Ruth Troxtell 228 Club House Dr. Monticello, KY 42633	Improved	Showroom & sales offices	Lookout Marine – Retail sale of new boats near Lake Cumberland in Kentucky pursuant to that Lease Agreement, dated June 1, 2016

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
100 Falmouth Road Mashpee, MA 02649 (Barnstable County) & 0 Falmouth Road Mashpee, MA 02649 (Barnstable County) & 17 Bowdoin Road Mashpee, MA 02649 (Barnstable County)	T & C NOMINEE TRUST u/d/t dated Sept. 22, 2010 61 Amy Brown Road Mashpee, MA 02649	Improved	Showroom, sales office, and service	Bosun’s Marine (Cape Cod Showroom) – Retail sale of new and used boats, showroom and full service department in Mashpee, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018
205 Newbury Street Peabody, MA 01960 (Essex County) & 207 Newbury Street Peabody, MA 01960 (Essex County)	BOSUN’S NEWBURY NOMINEE TRUST u/d/t dated Aug. 2, 2006 61 Amy Brown Road Mashpee, MA 02649	Improved	Showroom, sales office, and service	Bosun’s Marine (Boston/North Shore) – Retail sale of new and used boats, showroom and full service department in Peabody, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018
1209 E. Falmouth Hwy. East Falmouth, MA 02536 (Barnstable County)	R & G REALTY TRUST u/d/t dated Dec. 6, 2011 61 Amy Brown Road Mashpee, MA 02649	Improved	Sales office, service, and marina	Bosun’s Marine (East Falmouth Marina)- Retail sale of new and used boats, and full service & boat storage on water in East Falmouth, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018
21 Frog Pond Close Mashpee, MA 02649 (Barnstable County)	SHOESTRING BAY NOMINEE TRUST u/d/t dated Dec. 12, 2001 61 Amy Brown Rd. Mashpee, MA 02649	Improved	Slip rental	Bosun’s Marine (Mashpee Neck Marina) – Retail slips and on water boat storage in Mashpee, Massachusetts pursuant to that Lease Agreement, dated June 1, 2018

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
411 Winchester Creek Rd. Grasonville, MD 21638 (Queen Anne’s County)	GYI, LLC 183 Prince George St. Annapolis, MD 21401	Improved	Showroom, sales offices, service garage, and marina	Grande Yachts (HQ / Grasonville) – Retail sale of new and used boats, full service & boat storage on water in Grasonville, Maryland pursuant to that Lease Agreement, dated March 1, 2017
301 Pier One Road Stevensville, MD 21666 (Queen Anne’s County)	Great American Life Insurance Co. c/o Property Brothers Management Corp. 357 Pier One Road Stevensville, MD 21666	Improved	Retail sales office and marina slips
Grande Yachts (Stevensville / Annapolis) –
Retail sale of new and used boats on water near Annapolis, Maryland pursuant to that Lease for Commercial Office Space at Bay Bridge Marina, dated May 1, 2015, as amended by the First Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated February 1, 2016, and the Second Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated March 1, 2017

1 Icard Lane New Rochelle, NY 10805 (Westchester County)	Giacobbe Enterprises, Inc. 583 Davenport Ave. New Rochelle, NY 10805	Improved	Retail sales office	Grande Yachts (New York) – Retail sale of new and used boats on water near New York City pursuant to that Lease Agreement, dated April 25, 2017
1322 & 1324 Airlie Rd. Wilmington, NC 28403 (New Hanover County)	Crocker’s Landing Association, Inc. P.O. Box 1304 Wrightsville, NC 28480	Improved	Retail sales office and marina slips	Grande Yachts (Wilmington) – Retail sale of new and used boats on water near Wrightsville Beach, North Carolina pursuant to that Commercial Lease Agreement, dated April 1, 2017

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
1611 Sawmill Parkway Huron, OH 44839 (Erie County)	Three SeaSons Partners, LLC 26600 Jefferson Ct. Bay Village, OH 44140	Improved	Showroom, sales offices, service, and storage facilities	South Shore Marine – Retail sale of new and used boats near the water in Huron, Ohio pursuant to that Commercial Lease Agreement, dated August 1, 2017
9481 State Route 708 N.
Lakeview, OH 43331
(Logan County)
    &
9488 State Route 708
Lakeview, OH 43331
(Logan County)
    &
9494 State Route 708
Lakeview, OH 43331
(Logan County)
    &
9506 State Route 708
Lakeview, OH 43331
(Logan County)
    &
9637 State Route 235 N.
Lakeview, OH 43348
(Logan County)
    &
8967 Court St.
Lakeview, OH 43331
(Logan County)
    &
Chestnut St.
Lakeview, OH 43331
(Logan County)
    &
8852 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)
    &
8866 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)
    &
8875 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)
    &
525 Washington Ave.
Russells Point, OH 43348
(Logan County)
    &
539 Washington Ave.
Russells Point, OH 43348
(Logan County)
	REBO, Inc. 9481 State Route 708 N. Lakeview, OH 43331	Improved	Showroom, sales offices, service department and garage, dry storage, wet slips, other storage facilities, and multiple RV trailer or mobile home lots
Spend A Day Marina –
Retail sale of new and used boats, rental boats, rental RV lots, full service garage, and boat storage on and off water on Indian Lake in Ohio pursuant to that Commercial Lease Agreement, dated April 1, 2018

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
33 Lockwood Dr. Charleston, SC 29401 (Charleston County)	AMH–Ashley Marina, LLC 33 Lockwood Dr. Charleston, SC 29401	Improved	Retail sales office	Grande Yachts (Charleston) - FORMER retail sale of new and used boats on water in Charleston, South Carolina pursuant to that Office Lease Agreement, dated April 22, 2017
24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority c/o Brothers Property Management Corp. d/b/a Charleston Harbor Resort and Marina 20 Patriots Point Rd. Mt. Pleasant, SC 29464	Improved	Retail sales office	Grande Yachts (Charleston) - Retail sale of new and used boats on water in Charleston, SC pursuant to that Lease Agreement, dated March 1, 2019
3216 Highway 378 Leesville, SC 29070 (Lexington County)	A & M Properties, LLC 210 Tom Drafts Cir. Gilbert, SC 29054	Improved	Showroom & sales offices	Captain’s Choice - Retail sale of new boats on Lake Murray in South Carolina pursuant to that Lease Agreement, dated June 1, 2015
3214 Highway 378 Leesville, SC 29070 (Lexington County)	Edith D. Giddens Rev. Trust, dated 11/27/13 William H. Giddens Trust, dated 11/27/13	Improved	Storage adjacent to 3216 Hwy 378 Leesville, SC 29070	Captain’s Choice - Boat storage on Lake Murray in South Carolina pursuant to that Lease Agreement, dated January 1, 2018

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
15597 North Hwy 11 Salem, SC 29676 (Oconee County)	North Keowee Land, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales office	SMG Keowee North Marine - Retail sale of new boats near Lake Keowee in South Carolina pursuant to that Commercial Lease Agreement, dated July 24, 2014
152 Mariner Circle Sunset, SC 29685 (Pickens County) & 135 Mariner Circle Sunset, SC 29685 (Pickens County)	The Cliffs Club at Keowee Vineyards, LLC 341 Keowee Baptist Church Rd. Six Mile, SC 29682	Improved	Storage space, and fuel dock	SMG Keowee Vineyards - Storage, fuel sales, boat rentals on Lake Keowee in South Carolina (no boat sales) pursuant to that Lease Agreement, dated June 13, 2013
10439 Broad River Rd. Irmo, SC 29063 (Richland County)	Clepper Brothers, LLC 208 Rucker Rd. Chapin, SC 29036 & 1016 Gates Rd. Irmo, SC 29063	Improved	Showroom & sales offices	Ray Clepper Boat Ctr – Retail sale of new boats near Irmo, South Carolina pursuant to that Lease Agreement, dated February 1, 2019
1520 N. Stemmons Fwy Lewisville, TX 75067 (Denton County)
Phil Dill Boats, Inc.
2016 Justin Rd Suite 300
Lewisville, TX 75077
Payment via Sublandlord:
North Keowee Land, LLC
2876 Hamilton Rd
Auburn, AL 36830
Leasehold rights secured through Sub-Sublandlord:
Cobalt Boats of Atlanta, LLC
2876 Hamilton Rd
Auburn, AL 36830
		Improved	Showroom & sales offices
Phil Dill Boats -
Retail sale of new boats near Dallas, Texas
pursuant to that Lease Agreement, dated October 30, 2011, subject to sublease, dated October 31, 2011, subject to sub-sublease, dated September 26, 2014

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
2908 N. Stemmons Fwy Lewisville, TX 75077 (Denton County)	Trett Enterprises, LLC (Concessionaire to Army Corps of Engineers) 1 Eagle Point Road Lewisville, TX 75077	Improved	Showroom & sales offices
The Slalom Shop –
Retail sale of new boats near Dallas/Fort Worth, Texas
pursuant to that Consent to the Assignment of
the Sales, Lease, and Operating Agreement,
Pursuant to the Extension and Modification Agreement, dated December 1, 2018

2700 NASA Rd. Seabrook, TX 77586 (Harris County) & 1921 Larrabee St. Seabrook, TX 77586 (Harris County)	2700 NASA Parkway, LP P.O. Box 627 Seabrook, TX 77586	Improved	Showroom & sales offices
Texas Marine (Seabrook/Clear Lake) –
pursuant to that Commercial Lease Agreement, dated December 10, 2007 as amended by the First Amendment to Lease dated November 30, 2015 as amended by the Second Amendment to Lease dated April 28,2017

1140 Interstate 10 N. Beaumont, TX 77702 (Jefferson County)	JHMH REALTY, LLC - BEAUMONT SERIES 1140 Interstate 10 N. Beaumont, TX 77702	Improved	Showroom, sales offices, and service	Texas Marine (Beaumont) – pursuant to that Commercial Lease Agreement, dated February 1, 2018
1107 Interstate 45 S. Conroe, TX 77301 (Montgomery County) & 300 Austin Road Conroe, TX 77301 (Montgomery County)	JHMH REALTY, LLC - CONROE SERIES 1140 Interstate 10 N. Beaumont, TX 77702	Improved	Showroom, sales offices, and service	Texas Marine (Conroe/Houston) – pursuant to that Commercial Lease Agreement, dated February 1, 2018
1219 Interstate 45 S. Conroe, TX 77301 (Montgomery County)	Ben Perdue 5055 Dunfries Houston, TX 77096	Un-improved	N/A	Texas Marine (Conroe/Houston) – pursuant to that Commercial Lease Agreement, dated February 2, 2015

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
319 Post Oak Dr. Conroe, TX 77301 (Montgomery County)	Pine Ridge Apartments, LLC 407 Gladstell Conroe, TX 77301	Un-improved	N/A	Texas Marine (Conroe/Houston) – pursuant to that Commercial Lease Agreement, dated February 1, 2018
15096 Interstate 45 S. Conroe, TX 77384 (Montgomery County)	Sing Properties, LLC 2876 Hamilton Rd Auburn, AL 36830	Improved	Showroom & sales offices	SMG Wake Houston – Retail sale of new boats near Houston, Texas pursuant to that Commercial Lease Agreement, dated July 24, 2014
801 S. Interstate 45 Conroe, TX 77301 (Montgomery County)	Gene & Betty Wolf PO Box 2908 Conroe, TX 77305	Improved	Showroom & sales offices	SMG Texas Sport Boats – Retail sale of new boats near Houston, Texas pursuant to that Commercial Lease Agreement, dated October 13, 2016
118 Lavilla Road Graford, TX 76449 (Palo Pinto County)	Martin Properties, LLC 804 N. Shore Drive Lewisville, TX 75077	Improved	Showroom & sales offices	The Slalom Shop – Retail sale of new boats near Dallas/Fort Worth, Texas on Possum Kingdom Lake
1460 Hwy 98 West (Okaloosa County) or 1450 Highway 98 W. Mary Esther, FL 32569 (Okaloosa County) & 1 Rush Road Mary Esther, FL 32569 (Okaloosa County)	OWM Mary Esther FL Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, service and parts warehouse	Destin Marine Sunrise Marine’s service and retail sales of new and used boats in Destin, Florida

Complete Address (including county)	Owner/Landlord’s Name and Complete Address	Whether Improved or Un- improved	If Improved, Type	Use of Property
651 South Federal Hwy. Pompano Beach, FL 33060	OWM Pompano Beach FL Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, service and parts warehouse	Grande Yacht’s retail sales location in Pompano Beach, FL (former Top Notch location)
81500 Overseas Hwy, Islamorada FL 33060 (Broward County) 101 Mastic Street Islamorada, FL 33036 (Monroe County)	OWM Islamorada FL Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, services and parts warehouse	Caribee Boat Sales & Marina retail sales, storage and marina in Islamorada, FL
100 Ridge Rd. Canton, GA 30114 (Cherokee County)	OWM Canton GA Landlord, LLC c/o SunTrust Equity Funding, LLC 3333 Peachtree Road, NE, 10th Floor MC 3951 Atlanta, Georgia 30326 Attention: Lachlan Carlyle	Improved	Sales offices, services and parts warehouse	Singleton Marine Lake Allatoona retail sales, service & parts location

Schedule 4.13(b)

Real Estate Assets

The following is a list of all Real Estate Assets owned by Holdings and its Subsidiaries in fee-simple:

Complete Address (including county)	Whether Improved or Unimproved	If Improved, Type of Improvements	Use of Property	Approximate Value
19300 S. Tamiami Trail Fort Myers, FL 33908 (Lee County)	Improved	Sales offices, service and parts warehouse	Marina Mike’s retail sale of new boats in Fort Myers, FL	$1,200,000
102 Mastic Street Islamorada, FL 33036 (Monroe County)	Improved	Marina apartments and other storage	Caribee Boat Sales & Marina storage and additional marina property	$1,897,000

The following is a list of all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Estate Asset of any Credit Party, regardless of whether such Credit Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment:

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated Aug. 1, 2014 (subject to its Addendum No. 1, dated July 1, 2015)	3977 Hwy 59 S. Gulf Shores, AL 36542 (Baldwin County)	Legendary Marine Alabama, LLC (Owner & Landlord)	One Water Marine Holdings, LLC (Tenant & Assignor)	10/01/2014	9/30/2029	NONE
Assignment and Assumption of Lease, dated October 1, 2014	SAME AS ABOVE	One Water Marine Holdings, LLC (Assignor)	Legendary Assets & Operations, LLC (Assignee)	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE
Lease Agreement, dated Nov. 1, 2016	28791 US Hwy 98 Daphne, AL 36526 (Baldwin County)	A Proper Wash, LLC (Owner & Landlord)	Legendary Assets & Operations, LLC (Tenant)	11/01/2016	11/01/2021	two 5-year extensions
Lease Agreement, dated March 13, 2016	27844 Canal Road Orange Beach, AL 36561 (Baldwin County)	Sportsman Marina, LP (Owner and Landlord)	Legendary Assets & Operations, LLC (Tenant)	03/13/2016	Month-to-month	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Commercial Lease Agreement, dated July 24, 2014	486 Parker Creek Marina Rd. Equality, AL 36026 (Coosa County)	WillAnn, LLC (Owner and Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Land and Building Lease Agreement, dated July 1, 2015	15904 Hwy 231-431 N. Hazel Green, AL 35750 (Madison County)	Rambo HG Properties, LLC (Owner and Landlord)	Singleton Assets & Operations, LLC (Tenant)	07/01/2015	06/30/2030	two 5-year extensions
Land and Building Lease Agreement, dated July 1, 2015	10396 Highway 280 E. Westover, AL 35185 (Shelby County)	Rambo BHM Properties, LLC (Owner and Landlord)	Singleton Assets & Operations, LLC (Tenant)	07/01/2015	06/30/2030	two 5-year extensions
Land and Building Lease Agreement, dated August 1, 2015	One Acre adjacent to: 10396 Highway 280 E. Westover, AL 35185 (Shelby County)	Rambo BHM Properties, LLC (Owner and Landlord)	Singleton Assets & Operations, LLC (Tenant)	07/01/2015	06/30/2030	two 5-year extensions
Commercial Lease Agreement, dated July 24, 2014	7280 Highway 49 S. Dadeville, AL 36853 (Tallapoosa County)	WillAnn, LLC (Owner and Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Real Property Lease Agreement, dated March 16, 2017	5792 Highway 49 S. Dadeville, AL 36853 (Tallapoosa County)	Lord Genesh, Inc. (Owner and Landlord)	Singleton Assets & Operations, LLC (Tenant)	03/16/2017	03/16/2019	one 2-year extension
Lease Agreement and Option to Purchase, dated April 1, 2017	3829 Thomas Dr. Panama City, FL 32408 (Bay County)	3829 Thomas Drive, LLC (Owner and Landlord)	Legendary Assets & Operations, LLC (Tenant)	04/01/2017	3/31/2032	two 5-year extensions
Lease Agreement and Option to Purchase, dated April 1, 2017	4009 Thomas Dr. Panama City, FL 32408 (Bay County)	4009 Thomas Drive, LLC (Owner and Landlord)	Legendary Assets & Operations, LLC (Tenant)	04/01/2017	04/01/2032	two 5-year extensions
Amendment to April 1, 2017 Lease, dated July 1, 2017	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	07/01/2017	04/01/2032	SAME AS ABOVE
Triple Net Lease Agreement, dated February 1, 2016	491 S. Federal Hwy Pompano Beach, FL 33062 (Broward County)	LAC Marine Corp. (Owner and Landlord)	One Water Marine Holdings, LLC (Tenant)	02/01/2016	01/31/2026	one 5-year renewal option
Triple Net Lease Agreement, dated February 1, 2016	2660 Northeast 16th St. Pompano Beach, FL 33062 (Broward County)	MMJC Realty, LLC (Owner and Landlord)	One Water Marine Holdings, LLC (Tenant)	02/01/2016	01/31/2026	one 5-year renewal option
Commercial Lease Agreement, dated November 14, 2014	2051 Griffin Road Fort Lauderdale, FL 33312 (Broward County)	2051 Griffin Road, LLC (Owner and Landlord)	Sundance Lauderdale Realty, Inc. (Tenant)	01/01/2015	12/31/2017	no extension

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Addendum to 11/14/2014 Lease, dated February 1, 2016	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	Term extension	12/01/2019	no additional extensions
Amendment to November 14, 2014 Lease, dated January 1, 2018	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	01/01/2018	12/01/2019	no additional extensions
Lease, dated March 1, 2017	801 & 821 NE Third St. Dania Beach, FL 33004 (Broward County)	Harbour Towne Marina, LLC (Owner) & Westrec Investors, Inc. (Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2017	02/29/2020	one 3-year extension
Lease Agreement, dated February 1, 2019	2600 N. Federal Hwy. Lighthouse Pt, FL 33064 (Broward County)	OBYS Holdings, LLC (Owner and Landlord)	South Florida Assets & Operations, LLC (Tenant)	02/01/2019	01/31/2034	two 5-year renewal options
Lease Agreement, dated October 13, 2016	84 W Airport Blvd. Pensacola, FL 32503 (Escambia County)	Eugene Killinger, Trustee of the Douglas Eugene Killinger Rev. Mgmt. Trust (Owner) 84 W. Airport, LLC (Prime Landlord)	LMIP Holding, LLC (Lessee/Assignor)	10/01/2016	09/30/2021	one 5-year renewal option
Assignment, Assumption & Landlord Consent, dated October 1, 2016	SAME AS ABOVE	LMIP Holding, LLC (Assignor) 84 W. Airport, LLC (Prime Landlord)	Legendary Assets & Operations, LLC (Assignee)	10/01/2016	09/30/2021	one 5-year renewal option
Lease Agreement, dated August 1, 2017	997 S. Palafox St. Pensacola, FL 32502 (Escambia County)	Day Break Marina, Inc.	Legendary Assets & Operations, LLC	08/01/2018	08/31/2019	Annual
Lease Agreement, dated June 15, 2017	16171 Pine Ridge Rd. Unit B3-1 Ft. Myers, FL 33908 (Lee County)	Ozinus Pine Ridge, LLC	Legendary Assets & Operations, LLC	07/15/2017	06/30/2019	NONE
Triple Net Lease Agreement, dated February 1, 2016	3301 NE Indian River Dr. Jensen Beach, FL 34957 & 3321 NE Indian River Dr. Jensen Beach, FL 34957 (Martin County)	Sundance Marine Dixie, Inc. (Owner and Landlord of 3301 Indian River) & Indian River Drive, Inc. (Owner and Landlord of 3321 Indian River)	One Water Marine Holdings, LLC (Tenant)	02/01/2016	01/31/2026	one 5-year renewal option

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated February 1, 2019	420 S.W. Federal Hwy. Stuart, FL 34994 (Martin County)	DB South Florida Properties, LLC (Owner & Landlord)	South Florida Assets & Operations, LLC (Tenant)	02/01/2019	01/31/2034	two 5-year renewal options
Lease Agreement, dated June 10, 2016	9595 NW 7th Avenue Miami, FL 33150 (Miami-Dade County)	Ibanez Investment Group, Inc. (Owner & Landlord)	South Florida Assets & Operations, LLC	08/1/2016	07/1/2021	NONE
Slip Rental Agreement (4 slips)	2890 NE 187th Street Aventura, FL 33180 (Miami-Dade County)	AMP IV - Hidden Harbour, LLC (Landlord)	South Florida Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE
Lease Agreement, dated September 9, 2017	2550 S. Bayshore Dr. Suite 207 Coconut Grove, FL 33133 (Miami-Dade County)	Aligned Bayshore Marina, LLC (Owner) & Prime Marina Group, LLC (Landlord)	Lab Marine, Inc. d/b/a Grande Yachts International (Tenant)	09/01/2017	07/31/2022	NONE
Assignment of Tenant Lease, dated September 9, 2017	SAME AS ABOVE	Lab Marine, Inc. d/b/a Grande Yachts International (Assignor)	Midwest Assets & Operations, LLC (Assignee)	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE
Lease Agreement, dated November 1, 2016	15600 Collins Avenue Miami Beach, FL 33154 (Miami-Dade County)	Haulover Marine Center, LLC	South Florida Assets & Operations, LLC	11/01/2016	Month-to-month	NONE
Lease Agreement, dated October 1, 2014	4601 Legendary Marina Dr. Destin, FL 32541 (Okaloosa County)	LYC Destin, LLC (Owner and Landlord)	One Water Marine Holdings, LLC (Tenant)	10/01/2014	10/31/2029	NONE
Assignment and Assumption of Lease, dated October 1, 2014	SAME AS ABOVE	One Water Marine Holdings, LLC (Assignor)	Legendary Assets & Operations, LLC (Assignee)	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE
Lease Agreement, dated September 7, 2017	2620 Lakeshore Dr. Riviera Beach, FL 33404 (Palm Beach County)	Riviera Beach SMI, LLC (Owner and Landlord)	South Florida Assets & Operations, LLC (Tenant)	02/01/2019	08/31/2019	one 3-year renewal options
Slip Rental Agreement (2 slips and 1 parking space)	105 Lake Shore Drive, Lake Park, FL 33403 (Palm Beach County)	Town of Lake Park (Owner and Landlord)	South Florida Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE
Lease Agreement, dated May 17, 2017	1095 N. Hwy A1A Jupiter, FL 33477 (Palm Beach County)	Jupiter Inlet Marina, LLC (Owner and Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2017	30-day notice	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated March 3, 2016	9300 Emerald Coast Pkwy Miramar Beach, FL 32550 (Walton County)	Sandestin Investments, LLC (Owner) c/o Sandestin Real Estate (Landlord)	Legendary Assets & Operations, LLC (Tenant)	03/14/2016	03/13/2021	one 5-year renewal
Lease Agreement, dated October 13, 2014	5820 Lake Oconee Pkwy Greensboro, GA 30642 (Greene County)	Boats with Gusto, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	10/13/2014	01/30/2022	No extension
Commercial Lease Agreement, dated July 24, 2014	5529 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	AnnWill, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Lease Agreement, dated August 8, 2014	adjacent to preceding prop. 0 McEver Road Buford, GA 30518 (Hall County)	CBD Investments, LLC (Owner & Landlord)	Cobalt Boats of Atlanta, LLC (Tenant)	08/11/2014	8/11/2017	NONE
Assignment, Assumption & Landlord Consent, dated October 1, 2014	SAME AS ABOVE	Cobalt Boats of Atlanta, LLC (Assignor)	Singleton Assets & Operations, LLC Assignee	SAME	SAME	NONE
Lease Agreement, dated January 25, 2010	6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	PS Marinas I, LP c/o Westrec Marina Management, Inc. (Master Landlord) - the property is owned by the U.S. Army Corp of Engineers	Blue Creek Marina, LLC (Assignee & Tenant)	04/01/2017	12/31/2020	NONE
First Amendment to Lease dated February 1, 2016	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	05/31/2012	10/01/2016	NONE
Second Amendment to Lease dated January 25, 2010	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	07/24/2015	10/01/2026	NONE
3rd Amendment to 01/25/2010 Lease, dated April 15, 2013	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	No change to dates. Permits SMG to install and operate a cable system at the marina.

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
4th Amendment to 01/25/2010 Lease, dated July 24, 2015	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	Extension of Term	10/01/2026	NONE
Assignment, Assumption & Landlord Consent, dated January 25, 2010	SAME AS ABOVE	Blue Creek Marina, LLC Assignor	Singleton Assets & Operations, LLC Assignee	SAME	SAME	NONE
Lease Agreement, dated January 25, 2010	6900 Lanier Islands Pkwy Buford, GA 30518 (Hall County) Corporate office space	PS Marinas I, LP c/o Westrec Marina Management, Inc. (Master Landlord) - the property is owned by the U.S. Army Corp of Engineers	Singleton Assets & Operations, LLC (Assignee & Tenant)	04/01/2017	12/31/2020	NONE
Lease Agreement, dated July 1, 2016	6700 Lanier Islands Pkwy Buford, GA 30518 (Hall County) Lazy Dayz	Holiday Marina, LLC c/o Westrec Marina Management, Inc. (Master Landlord) - the property is owned by the U.S. Army Corp of Engineers	Singleton Assets & Operations, LLC (Tenant)	07/01/2016	10/01/2026	NONE
Commercial Lease Agreement, dated July 24, 2014	6275 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Linda C. Singleton, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Commercial Lease Agreement, dated July 24, 2014	3149 Shoreland Dr. Buford, GA 30518 (Hall County)	Blue Creek Marina, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Lease Agreement, dated March 31, 2015	6516 Lanier Islands Pkwy Buford, GA 30518 (Hall County)	Lawrence & Sharon Sosnow (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	03/31/2015	03/31/2020	one 5-year renewal
Commercial Lease Agreement, dated May 1, 2015	45 Bartlett Ferry Rd. Fortson, GA 31808 (Harris County)	Sing Properties, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	05/01/2015	05/01/2025	NONE
Lease Agreement, dated June 1, 2016	2540 E. Highway 90 Bronston, KY 42633 (Pulaski County)	Jimmy H. Troxtell, Ruth F. Troxtell, and Jimmy H. Troxtell, Jr. (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	06/01/2016	06/01/2031	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Lease Agreement, dated June 1, 2016	6590 S. Highway 27 Somerset, KY 42501 (Pulaski County)	Jimmy H. Troxtell, Ruth F. Troxtell (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	06/01/2016	06/01/2031	two 5-year extensions
Lease Agreement, dated March 1, 2017	411 Winchester Creek Rd. Grasonville, MD 21638 (Queen Anne’s)	GYI, LLC (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2017	03/31/2032	two 5-year extensions
Lease for Commercial Office Space at Bay Bridge Marina, dated May 1, 2015	301 Pier One Rd. Stevensville, MD 21666 (Queen Anne’s)	Great American Life Ins. Co. (Owner) & Brothers Prop. Mgmt. (Landlord)	Midwest Assets & Operations, LLC (Tenant)	05/01/2015	4/30/2016	NONE
First Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated February 1, 2016	SAME AS ABOVE	SAME AS ABOVE	Midwest Assets & Operations, LLC.	05/01/2016	4/30/2017	NONE
Second Amendment to Lease for Commercial Office Space at Bay Bridge Marina, dated March 1, 2017	SAME AS ABOVE	SAME AS ABOVE	Midwest Assets & Operations, LLC (Tenant)	05/01/2017	04/30/2022	NONE
Lease Agreement, dated June 1, 2018	100 Falmouth Rd. Mashpee, MA 02649 (Barnstable County) 0 Falmouth Rd. Mashpee, MA 02649 (Barnstable County) 17 Bowdoin Rd. Mashpee, MA 02649 (Barnstable County)	T & C NOMINEE TRUST u/d/t dated September 22, 2010 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	05/31/2028	two 5-year extensions
Lease Agreement, dated June 1, 2018	205 Newbury St. Peabody, MA 01960 (Essex County) & 207 Newbury St. Peabody, MA 01960 (Essex County)	BOSUN’S NEWBURY NOMINEE TRUST u/d/t dated August 2, 2006 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	05/31/2028	two 5-year extensions
Lease Agreement, dated June 1, 2018	1209 E. Falmouth Hwy. East Falmouth, MA 02536 (Barnstable County)	R & G REALTY TRUST u/d/t dated December 6, 2011 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	05/31/2028	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Slip Rental Agreement, dated June 1, 2018	21 Frog Pond Close Mashpee, MA 02649 (Barnstable County)	SHOESTRING BAY NOMINEE TRUST u/d/t dated December 12, 2001 (Owner & Landlord)	Bosun’s Assets & Operations, LLC (Tenant)	06/01/2018	10/31/2018	NONE
Dockage Application and License Agreement	1 Pier 8 13th St. Boston, MA 02129 (Suffolk County)	Charlestown Marina, LLC (Owner & Landlord)	Bosun’s Marine, Inc. (Tenant)	05/01/2018	10/31/2018	NONE
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
2018 Summer Inquiry/Reservation dated Oct. 24, 2007	10 White St. Salem, MA 01970 (Essex County)	SHM Hawthorne Cove, LLC (Owner & Landlord)	Bosun’s Marine, Inc. (Tenant)	05/01/2018	11/15/2018	NONE
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
2018 Slip Agreement dated January 15, 2018	70 Green Harbor Rd. East Falmouth, MA 02536 (Barnstable County)	Green Pond Marina Associates, Inc. (Landlord) Hoboken, LLC (Owner)	Bosun’s Marine, Inc. (Tenant)	05/01/2018	10/31/2018	NONE
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
Lease of Land, dated Jan. 1, 2012	614 East Falmouth Hwy. East Falmouth, MA 02536 (Barnstable County)	The Cinroc, LLC (Landlord) Paulino P. Rodriques, Trustee of the Cinroc Realty Trust (Owner)	Bosun’s Marine, Inc. (Tenant)	01/01/2012	12/31/2015	two 3-year extensions
Assignment, dated June 1, 2018	SAME	Bosun’s Marine, Inc. (Assignor)	Bosun’s Assets & Operations, LLC (Assignee)	06/01/2018	SAME	SAME
Lease Agreement, dated March 1, 2018	1 Icard Ln. New Rochelle, NY 10805 (Westchester)	Giacobbe Enterprises, Inc. (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2018	02/28/2019	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Commercial Lease Agreement, dated April 1, 2017	1322 & 1324 Airlie Rd. Wilmington, NC 28403 (New Hanover)	Crocker’s Landing Association, Inc. (Owner) & Crocker’s Landing, LLC (Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2017	03/31/2022	NONE
Lease Agreement dated August 1, 2017	1611 Sawmill Parkway Huron, OH 44839 (Erie County)	Three SeaSons Partners, LLC (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	08/01/2017	07/31/2032	two 5-year extensions
Lease Agreement, dated June 1, 2017	1535 Sawmill Pkwy Huron, OH 44839 (Erie County)	Al Sentzel (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	06/01/2017	06/01/2018	NONE
Business Property Lease, dated October 1, 2017	3994 E. Harbor Road Port Clinton, OH 43452 (Ottawa County)	Knoll Crest Investors, LTD (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	10/01/2017	9/30/2018	one 12-month extension
Summer Dock Agreement dated August 1,2017	350 Huron Street P.O. Box 176 Huron, OH 44839 (Erie County)	Huron Yacht Club, Inc. (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	08/01/2017	08/01/2018	NONE
SonRise Summer Dockage Agreement dated October 15, 2016	1535 First Street Sandusky, OH 44870 (Erie County)	Hoty Marine Group, LLC d/b/a SonRise Marina (Owner and Landlord)	South Shore Lake Erie Assets & Operations, LLC (Tenant)	10/01/2016	08/01/2018	NONE
Lease Agreement, dated April 1, 2018
9481 State Route 708 N.
Lakeview, OH 43331
(Logan County)
&
9488 State Route 708
Lakeview, OH 43331
(Logan County)
&
9494 State Route 708
Lakeview, OH 43331
(Logan County)
&
9506 State Route 708
Lakeview, OH 43331
(Logan County)
&
		REBO, Inc. (Owner and Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2018	03/31/2033	two 5-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available

9637 State Route 235 N.
Lakeview, OH 43348
(Logan County)
&
8967 Court St.
Lakeview, OH 43331
(Logan County)
&
Chestnut St.
Lakeview, OH 43331
(Logan County)
&
8852 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)
&
8866 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)
&
8875 Chautauqua Blvd.
Lakeview, OH 43331
(Logan County)
&
525 Washington Ave.
Russells Point, OH 43348
(Logan County)
&
539 Washington Ave.
Russells Point, OH 43348
(Logan County)

Lease Agreement, dated May 18, 2017	405 Main St. Russells Point, OH 43348 (Logan County)	Bruce A. Roby (Owner & Landlord)	Rebo, Inc. (Tenant)	05/01/2017	04/30/2022	one 5-year extensions
Assignment, Assumption & Landlord Consent, dated April 1, 2018	SAME AS ABOVE	Rebo, Inc. (Assignor)	Midwest Assets & Operations, LLC (Assignee)	SAME	SAME	SAME
Lease Agreement, dated July 22, 2017	11520 Township Rd. 87 Buildings 1, 2, 6 & 7 Lakeview, OH 43331 (Logan County)	TRD Leasing, LLC (Landlord) 87-93 W 9th Avenue, LLC (Owner of Bldg. 1&2) Township Road 87 Development II, LLC (Owner of Bldg. 6&7)	Rebo, Inc. (Tenant)	09/10/2017	09/1/2018	four 1-year extensions

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Assignment, Assumption & Landlord Consent, dated April 1, 2018	SAME AS ABOVE	Rebo, Inc. (Assignor)	Midwest Assets & Operations, LLC (Assignee)	SAME	SAME	SAME
Office Lease Agreement, dated April 1, 2017	33 Lockwood Dr. Charleston, SC 29401 (Charleston County)	AMH-Ashley Marina, LLC (Owner & Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2017	03/30/2018	two 24-month extensions
Lease Agreement, dated February 27, 2019	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner) Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2019	02/28/2020	NONE
2019 Charleston Harbor Resort & Marina License Agreement for Dockage, dated February 26, 2019 (50’ Dock Slip)	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner) Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)	Midwest Assets & Operations, LLC (Tenant)	03/01/2019	02/28/2020	NONE
2019 Charleston Harbor Resort & Marina License Agreement for Dockage, dated March 19, 2019 (50’ Dock Slip)	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner) Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)	Midwest Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE
2019 Charleston Harbor Resort & Marina License Agreement for Dockage, dated March 19, 2019 (40’ Dock Slip)	24 Patriots Point Rd. Mt. Pleasant, SC 29464 (Charleston County)	Patriots Point Development Authority (Owner)	Midwest Assets & Operations, LLC (Tenant)	04/01/2019	03/31/2020	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Brothers Property Management Corp. d/b/a Charleston Harbor Resort & Marina at Patriot’s Point (Landlord)
Lease Agreement, dated June 1, 2015	3216 Highway 378 Leesville, SC 29070 (Lexington County)	A & M Properties, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	06/01/2015	06/01/2030	two 5-year extensions
Lease Agreement, dated January 1, 2018	3214 Highway 378 Leesville, SC 29070 (Lexington County)	“Edith D. Giddens Rev. Trust, dated 11/27/13 William H. Giddens Trust, dated 11/27/13” (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	01/01/2018	12/31/2020	NONE
Commercial Lease Agreement, dated July 24, 2014	15597 North Highway 11 Salem, SC 29676 (Oconee County)	North Keowee Land, LLC (Owner & Lessor)	Singleton Assets & Operations, LLC (Lessee)	08/01/2014	07/31/2029	NONE
Lease Agreement, June 13, 2013	152 & 135 Mariner Circle Sunset, SC 29685 (Pickens County)	The Cliffs Club at Keowee Vineyards, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	04/01/2013	10/31/2015	one 1-year extension
Lease Agreement, dated February 1, 2019	10439 Broad River Road Irmo, SC 29063 (Richland County)	Clepper Brothers, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2019	01/312029	two 5-year extensions
Lease Agreement, dated October 30, 2011	1520 N. Stemmons Fwy Lewisville, TX 75067 (Denton County)	Phil Dill Boats, Inc. (Owner & Landlord)	North Keowee Land, LLC (Tenant)	10/30/2011	11/30/2021	two 5-year extensions
Sublease Agreement, dated October 31, 2011	SAME AS ABOVE	North Keowee Land, LLC (Leaseholder & Sublandlord)	Cobalt Boats of Atlanta, LLC (Subtenant)	10/31/2011	11/30/2021	two 5-year extensions
Lease, dated April 27, 2000	2908 N. Stemmons Fwy Lewisville, TX 75077 (Denton County)	U.S. Army Corps of Engineers (Owner)	City of Lewisville (Prime Landlord)	04/15/2000	04/14/2025	NONE
Concession Agreement, dated December 11, 2000	SAME AS ABOVE	City of Lewisville (Prime Landlord)	L.J.H. Corporation (Concessionaire)	12/11/2000	SAME	NONE
Lease Agreement, dated October 2, 2000	SAME AS ABOVE	L.J.H. Corporation (Concessionaire)	Trett Enterprises, Inc. (Sublandlord)	04/15/2000	SAME	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Extension and Modification Agreement, dated November 14, 2000 (original - Sales, Lease and Operating Agreement, dated December 14, 1994)	SAME AS ABOVE	Trett Enterprises, Inc. (Sublandlord)	The Slalom Shop, Inc. (Sub-Sublandlord)	04/15/2000	SAME	NONE
Commercial Real Property Sublease, dated December 14, 2018	SAME AS ABOVE	The Slalom Shop, Inc. (Sub-Sublandlord)	Singleton Assets & Operations, LLC (Tenant)	12/01/2018	SAME	NONE
Commercial Lease Agreement, dated December 10, 2007	2700 NASA Rd. Seabrook, TX 77586 1921 Larrabee St. Seabrook, TX 77586 (Harris County)	2700 NASA Parkway, LP (Owner & Landlord)	Texas Marine & Brokerage, Inc. (Tenant)	02/01/2008	01/31/2013	two 2-year extensions
First Amendment to Lease Agreement, dated December 10, 2007	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE.	11/30/2015	01/31/2018	two 2-year extensions
Second Amendment to Lease Agreement, dated December 10, 2007	SAME AS ABOVE	SAME AS ABOVE	SAME AS ABOVE	05/28/2017	01/31/2020	two 2-year extensions
Assignment, Assumption & Landlord Consent, dated December 10, 2007	SAME AS ABOVE	Texas Marine & Brokerage, Inc (Assignor)	Singleton Assets & Operations, LLC (Assignee)	SAME	SAME	two 2-year extensions
Lease Agreement, dated February 01, 2018	1140 Interstate 10 N. Beaumont, TX 77702 (Jefferson County)	JHMH REALTY, LLC - BEAUMONT SERIES (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2018	01/31/2033	two 5-year extensions
Commercial Lease Agreement, dated July 24, 2014	15096 Interstate 45 S. Conroe, TX 77384 (Montgomery County)	Sing Properties, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	08/01/2014	07/31/2029	NONE

Description of Instrument	Address of the Subject Real Estate (including county)	Lessor’s Name and Authority	Lessee’s Name	effective date	Termination date	any renewal term or extension available
Commercial Lease Agreement, dated October 13, 2016	801 S. Interstate 45 Conroe, TX 77301 (Montgomery County)	Gene & Betty Wolf (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	11/01/2016	11/30/2022	one 5-year extensions
Commercial Lease Agreement, dated February 1, 2018	1107 Interstate 45 S. Conroe, TX 77301 & 300 Austin Road Conroe, TX 77301 (Montgomery County)	JHMH REALTY, LLC - CONROE SERIES (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2018	01/31/2033	two 5-year extensions
Commercial Lease Agreement, dated February 2, 2015	1219 Interstate 45 S. Conroe, TX 77301 (Montgomery County)	Ben Perdue (Owner & Landlord)	Texas Marine of Houston, Inc. (Tenant)	04/01/2015	03/31/2020	NONE
Assignment, Assumption & Landlord Consent, dated February 2, 2015	SAME AS ABOVE	Texas Marine of Houston, Inc (Assignor)	Singleton Assets & Operations, LLC (Assignee)	SAME	SAME	NONE
Commercial Lease Agreement, dated February 1, 2018	319 Post Oak Dr. Conroe, TX 77301 (Montgomery County)	Pine Ridge Apartments, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	02/01/2018	10/01/2022	NONE
Commercial Real Property Lease, dated December 14, 2018	118 Lavilla Road Graford, TX 76449 (Palo Pinto County)	Martin Properties, LLC (Owner & Landlord)	Singleton Assets & Operations, LLC (Tenant)	12/01/2018	12/01/2033	two 5-year extensions
Lease Agreement, dated August 2, 2019	1460 Hwy 98 West (Okaloosa County) or 1450 Highway 98 W. Mary Esther, FL 32569 (Okaloosa County) & 1 Rush Road Mary Esther, FL 32569 (Okaloosa County)	OWM Mary Esther FL Landlord, LLC (Owner & Landlord)	Legendary Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions
Lease Agreement, dated August 2, 2019	651 South Federal Hwy. Pompano Beach, FL 33060	OWM Pompano Beach FL Landlord, LLC	Midwest Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions
Lease Agreement, dated August 2, 2019	100 Ridge Rd. Canton, GA 30114	OWM Canton GA Landlord, LLC	Singleton Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions
Lease Agreement, dated August 2, 2019	81500 Overseas Hwy. Islamorada, FL 33036 101 Mastic Street Islamorada, FL 33036	OWM Islamorada FL Landlord, LLC	South Florida Assets & Operations, LLC (Tenant)	08/2/2019	08/2/2024	Four 5-year extensions

Each agreement listed herein above is in full force and effect and the Credit Parties do not have Knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

Schedule 5.17

Post-Closing Matters

1.
Clepper Real Estate Matters.  On or prior to October 31, 2019 (or such later date as agreed upon by Agent in its sole discretion), the Credit Parties shall deliver any and all real estate items previously requested or required to be delivered pursuant to Section 1(e) of the Limited Consent and Eleventh Amendment to Credit and Guaranty Agreement dated as of February 15, 2019 (the “Clepper Consent”), Section 5.11 of the Credit Agreement and Section 5.16 of the Credit Agreement, in each case, that were not delivered at or prior to the Proposed Acquisition Date (as defined in the Clepper Consent) including, without limitation, (i) recorded copies of the limited warranty deed and the deed to secure debt, together with all other documents and fees required by Chicago Title Insurance Company to issue owner’s and loan polices of title insurance and (ii) a new or updated survey sufficient to cause Chicago Title Insurance Company to issue new policies, or endorsements to existing policies providing for extended coverage and removal of the survey exception, in the case of each clause (i) and clause (ii), satisfactory to Agent.

2.
Ocean Blue Real Estate Matters.  On or prior to October 31, 2019 (or such later date as agreed upon by Agent in its sole discretion), the Credit Parties shall deliver any and all real estate items previously requested or required to be delivered pursuant to Section 1(f) of the Limited Consent and Twelfth Amendment to Credit and Guaranty Agreement dated as of February 28, 2019 (the “Ocean Blue Consent”), Section 5.11 of the Credit Agreement and Section 5.16 of the Credit Agreement, in each case, that were not delivered at or prior to the Proposed Acquisition Date (as defined in the Ocean Blue Consent) including, without limitation, (i) recorded copies of the limited warranty deed and the deed to secure debt, together with all other documents and fees required by Chicago Title Insurance Company to issue owner’s and loan polices of title insurance and (ii) a new or updated survey sufficient to cause Chicago Title Insurance Company to issue new policies, or endorsements to existing policies providing for extended coverage and removal of the survey exception, in the case of each clause (i) and clause (ii), satisfactory to Agent.

3.
Other Outstanding Real Estate Matters.  On or prior to October 31, 2019 (or such later date as agreed upon by Agent in its sole discretion), the Credit Parties shall delivery any and all real estate items previously requested or required to be delivered pursuant to Section 5.11, Section 5.16 and Section 5.17 of the Credit Agreement or under any other relevant provision of any other Credit Document, in each case, that were not delivered at or prior to the date hereof.